SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2017

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On January 24, 2017, Willow Oak Asset Management, LLC (“Willow Oak”), a wholly-owned subsidiary of Sitestar Corporation, entered into a certain Limited Liability Company Operating Agreement of Huckleberry Real Estate Fund II, LLC (“Huckleberry Fund”) dated as of January 24, 2017 (the “Operating Agreement”). In connection with entering into the Operating Agreement, Willow Oak also entered into a certain Side Letter Agreement dated January 23, 2017 (the “Side Letter”) with Huckleberry Fund and Huckleberry Capital Management, LLC (“Huckleberry Management”), an unaffiliated and unrelated New Jersey limited liability company and registered investment adviser.

Under the terms of the Operating Agreement and the Side Letter, Willow Oak has subscribed for a membership interest in Huckleberry Fund, a Delaware limited liability company and private investment fund managed by Huckleberry Management and organized to invest in the Oak Street properties real estate project in Lakewood, New Jersey.

The Operating Agreement sets forth the general terms and conditions governing the arrangements among Huckleberry Management, as the managing member of Huckleberry Fund, and the various investor members of Huckleberry Fund (including Willow Oak, which was admitted as a member of Huckleberry Fund pursuant to the terms thereof). The Side Letter, as a side letter agreement to the Operating Agreement, sets forth certain unique undertakings and terms negotiated as between Willow Oak and Huckleberry Management in connection with Willow Oak’s admission as a member of Huckleberry Fund, including a provision for a preferred return on Willow Oak’s unreturned capital contributions.

In connection with Willow Oak’s subscription for a membership interest in Huckleberry Fund, Willow Oak has committed to make a capital contribution to Huckleberry Fund in an aggregate amount of at least $750,000, which amount is due by January 31, 2017.

The foregoing description of the Operating Agreement and the Side Letter is qualified in its entirety by the contents of the Operating Agreement and the Side Letter, each of which are incorporated into this Item 1.01 by reference. A copy of the Operating Agreement is attached hereto as Exhibit 10.1. A copy of the Side Letter is attached hereto as Exhibit 10.2.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Limited Liability Company Operating Agreement of Huckleberry Real Estate Fund II, LLC dated as of January 24, 2017 and entered into by Willow Oak Asset Management, LLC on January 24, 2017

10.2	Side Letter Agreement dated January 23, 2017 by and between Willow Oak Asset Management, LLC and Huckleberry Capital Management, LLC (for itself and on behalf of Huckleberry Real Estate Fund II, LLC)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Limited Liability Company Operating Agreement of Huckleberry Real Estate Fund II, LLC dated as of January 24, 2017 and entered into by Willow Oak Asset Management, LLC on January 24, 2017

10.2	Side Letter Agreement dated January 23, 2017 by and between Willow Oak Asset Management, LLC and Huckleberry Capital Management, LLC (for itself and on behalf of Huckleberry Real Estate Fund II, LLC)